UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): June 14, 2005



                          LIFE SCIENCES RESEARCH, INC.
                        ------------------------------
             (Exact name of registrant as specified in its charter)


            Maryland                    0-33505                  52-2340150
            --------                    -------                  ----------
 (State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
      of incorporation)                                     Identification No.)



           P.O. BOX 2360, METTLERS ROAD, EAST MILLSTONE, NJ 08875-2360
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 732-649-9961



                                 Not Applicable
                            -------------------------
           Former name or former address, if changed since last report


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425
[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)
[  ] Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the
     Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 1.01. Entry into a Material Definitive Agreement.
Item 2.01. Completion of Acquisition or Disposition of Assets.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an
           Off-Balance Sheet Arrangement of a Registant

On June 14, 2005, Life Sciences Research, Inc. and subsidiaries (collectively "LSR" or the "Company") entered into and consummated purchase and sale agreements with Alconbury Estates Inc. and subsidiaries (collectively "Alconbury") for the sale and leaseback of the Company's three operating facilities in Huntingdon and Eye, England and East Millstone, New Jersey (the " Transaction"). Alconbury is a newly formed company wholly owned by LSR's Chairman and CEO, Andrew Baker. Mr. Baker currently is the beneficial owner of approximately 17.9% of the Company's outstanding shares of common stock. Virtually all of such shares have been pledged by Mr. Baker as security for the funds borrowed by Alconbury to pay the consideration for the Transaction. The total consideration paid by Alconbury for the three properties is $40 million, consisting of $30 million cash and a five year, $10 million variable rate subordinated promissory note, which Alconbury has agreed to make a best effort to repay within twelve months.

As a part of the Transaction, the Company (through subsidiaries) entered into thirty year leases with Alconbury for each facility, with two five-year renewal options. Base aggregate annual rent for the facilities is $4,900,000 (approximately $1.8 million in the US and approximately $3.1 million in the UK) which amount will increase by 3% each year for the UK facilities and by an amount equal to the annual US consumer price index for the US facility. Under the terms of the leases, no security deposit was initially required, but a three-month security deposit will be required at such time that Alconbury refinances its current financing arrangements. Additionally, because the leases are "triple net" leases, LSR will also pay for all of the costs associated with the operation of the facilities, including costs such as insurance, taxes and maintenance. The foregoing summary is subject to, and qualified in its entirety by, the terms of the purchase and sale agreements, the leases and the promissory note, attached hereto as Exhibits 2.1, 2.2, 2.3, 10.1, 10.2, 10.3 and 10.4, the terms of which are incorporated herein by reference.

Since the Transaction is with a related party (Mr. Baker, the Company's Chairman and CEO and the owner of Alconbury), an Independent Committee of LSR's Board of Directors (the "Committee") was formed to analyze and consider the proposed Transaction. The Committee was comprised of the three independent directors of
LSR: Gabor Balthazar, Afonso Junqueiras and Yaya Sesay. The Committee retained independent legal and financial advisors to assist it in its analysis. The Committee and LSR's senior management (other than Mr. Baker) negotiated the key terms and provisions of the Transaction with Alconbury. The total consideration paid was based on an assessment and review of the levels of consideration that were proposed to be paid by independent third party bidders over the past several years for sale/leaseback transactions of the Company's operating facilities in transactions that were proposed and negotiated but not ultimately consummated. The Committee also obtained appraisals of the facilities from independent real estate appraisal firms.

The proceeds from the Transaction (plus additional cash on hand) were used by the Company to pay in full its (pound)22.6 million bank debt (approximately $41.3 million).

On June 14, 2005, the Company issued a press release regarding the Transaction. The Company's press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

2.1 Contract for the Sale and Purchase, dated as of June 14, 2005, between Huntingdon Life Sciences Limited and Alconbury Properties I Limited, relating to the Huntingdon, England facility.

2.2 Contract for the Sale and Purchase, dated as of June 14, 2005, between Huntingdon Life Sciences Limited and Alconbury Properties II Limited, relating to the Eye, England facility.

2.3 Purchase and Sale Agreement, dated as of June 14, 2005, between Huntingdon Life Sciences Inc. and Alconbury Properties III Limited relating to the East Millstone, NJ facility.

10.1 Lease, dated as of June 14, 2005, among Alconbury Properties I Limited, ServicePharm Limited and LSR, relating to the Huntingdon, England facility.

10.2 Lease, dated as of June 14, 2005, among Alconbury Properties II Limited, ServicePharm Limited and LSR, relating to the Eye, England facility.

10.3 Lease Agreement, dated as of June 14, 2005, between Alconbury Properties III Limited and ServicePharm Inc., relating to the East Millstone, New Jersey facility.

10.4 Loan Note Instrument, constituting (pound)5,500,041 ($10,000,000) Variable Rate Secured Loan Stock 2010 of Alconbury Properties I Limited.

99.1 Press Release dated June 14, 2005.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



June 15, 2005                    LIFE SCIENCES RESEARCH, INC.


                                 By:      /s/ Richard Michaelson
                                 Name:    Richard A. Michaelson
                                 Title:   Chief Financial Officer & Secretary

                                  Exhibit Index

Exhibit No.       Description

2.1 Contract for the Sale and Purchase, dated as of June 14, 2005, between Huntingdon Life Sciences Limited and Alconbury Properties I Limited, relating to the Huntingdon, England facility.

2.2 Contract for the Sale and Purchase, dated as of June 14, 2005, between Huntingdon Life Sciences Limited and Alconbury Properties II Limited, relating to the Eye, England facility.

2.3 Purchase and Sale Agreement, dated as of June 14, 2005, between Huntingdon Life Sciences Inc. and Alconbury Properties III Limited relating to the East Millstone, NJ facility.

10.1 Lease, dated as of June 14, 2005, among Alconbury Properties I Limited, ServicePharm Limited and LSR, relating to the Huntingdon, England facility.

10.2 Lease, dated as of June 14, 2005, among Alconbury Properties II Limited, ServicePharm Limited and LSR, relating to the Eye, England facility.

10.3 Lease Agreement, dated as of June 14, 2005, between Alconbury Properties III Limited and ServicePharm Inc., relating to the East Millstone, New Jersey facility.

10.4 Loan Note Instrument, constituting (pound)5,500,041 ($10,000,000) Variable Rate Secured Loan Stock 2010 of Alconbury Properties I Limited.

99.1 Press Release dated June 14, 2005.